                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                                 Microtune, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-31029-40             75-2883117
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

           2201 Tenth Street, Plano, Texas                     75074
      (Address of principal executive offices)              (Zip Code)


                                 (972) 673-1600
              (Registrant's telephone number, including area code)

Item 7.  EXHIBITS

     (c) Exhibits.

     The following exhibits are furnished as part of this report to the extent described in item 9.

Exhibit No.

     99.1 Transmittal letter from Nancy A. Richardson filed with the Securities Exchange Commission on August 14, 2002.

     99.2 Certification of Douglas J. Bartell, Chairman of the Board and Chief Executive Officer of Microtune, Inc., filed with the Securities Exchange Commission on August 14, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

     99.3 Certification of Nancy A. Richardson, Chief Financial Officer of Microtune, Inc., filed with the Securities Exchange Commission on August 14, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

Item 9.  REGULATION FD DISCLOSURE.

     On August 14, 2002, Microtune, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter of the Company and certifications of the Company's Chief Executive Officer, Douglas J. Bartek, and Chief Financial Officer, Nancy A. Richardson, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

     The transmittal letter and certifications were furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and were not filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as separate disclosure documents. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Microtune, Inc.

Date: August 14, 2002              By:  /s/  Nancy A. Richardson
                                        --------------------------
                                   Nancy A. Richardson
                                   Chief Financial Officer, General Counsel and
                                   Secretary